Exhibit 10.3
                                                                  EXHIBIT B


                             SECURITY AGREEMENT

                       Dated as of February 23, 1999

                                    From

                          USN COMMUNICATIONS, INC.
                           and its Subsidiaries,
                              as the Grantors

                                     to

                       PRICEWATERHOUSECOOPERS LLP, as
                             the Secured Party.



                             TABLE OF CONTENTS
                                                                         PAGE
                                                                         ----

SECTION 1.    Grant of Security............................................1
SECTION 2.    Security for Obligations.....................................3
SECTION 3.    Grantors Remain Liable.......................................4
SECTION 4.    Delivery of Security Collateral..............................4
SECTION 5.    Representations and Warranties...............................4
SECTION 6.    Further Assurances...........................................5
SECTION 7.    As to Equipment and Inventory................................6
SECTION 8.    Insurance....................................................7
SECTION 9.    Place of Perfection, Records, Collection of
              Receivables..................................................7
SECTION 10.   Voting Rights; Dividends; Etc................................8
SECTION 11.   Transfers and Other Liens; Additional Shares.................9
SECTION 12.   The Secured Party Appointed Attorney-in-Fact................10
SECTION 13.   The Secured Party May Perform...............................10
SECTION 14.   The Secured Party's Duties..................................10
SECTION 15.   Remedies....................................................10
SECTION 16    Indemnity and Expenses......................................11
SECTION 17.   Security Interest Absolute..................................12
SECTION 18.   Amendments; Waivers; Etc....................................12
SECTION 19.   Addresses for Notices.......................................13
SECTION 20.   Continuing Security Interest, Assignments under the
              Note Purchase Agreement.....................................13
SECTION 21.   Release and Termination.....................................13
SECTION 22.   Execution in Counterparts...................................13
SECTION 23.   Governing Law; Terms........................................14
SECTION 24.   Subject to Collateral Agency Agreement......................14


Schedule I    PLEDGED SHARES
Schedule II   LOCATIONS OF EQUIPMENT AND INVENTORY
Schedule III  TRADE NAMES



     SECURITY AGREEMENT, dated as of February 23, 1999, made by USN COMMUNICATIONS, INC., a Delaware corporation (the "BORROWER"), and each of the other Persons listed on the signature pages hereof (together with the Borrower, collectively the "GRANTORS" and individually a "GRANTOR"), in favor of PRICEWATERHOUSE COOPERS LLP, as collateral agent (together with its successors and assigns in such capacity, the "COLLATERAL AGENT") under the Collateral Agency Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "COLLATERAL AGENCY AGREEMENT"), among the Borrower, the Collateral Agent and the Purchasers under the Note Purchase Agreement referred to below.

         (1) The Borrower has entered into the Note Purchase Agreement, dated as of the date hereof (such Agreement, as amended, restated or otherwise modified from time to time, is referred to herein as the "NOTE PURCHASE AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), with the purchasers named on Annex I thereto (collectively, the "PURCHASERS"), pursuant to which the Borrower is issuing Senior Secured Notes due June 30, 1999 (as amended, restated or otherwise modified from time to time, the "NOTES").

         (2) Each Grantor is the owner of the shares set forth in Schedule I hereto and issued by the corporation named therein.

         (3) The Secured Party is entering into this Agreement on behalf of, and for benefit for, the Purchasers in order to perfect their security interest in the Collateral.

         (4) It is a condition precedent to the purchase of the Notes by the Purchasers under the Note Purchase Agreement that each Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.


    NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to purchase the Notes, each Grantor hereby agrees with the Secured Party as follows:

    SECTION 1. Grant of Security. Each Grantor hereby assigns and pledges to the Secured Party, and hereby grants to the Secured Party for its benefit and the benefit of the Purchasers, a security interest in the following (collectively, the "COLLATERAL"):

          (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");

          (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

          (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, accounts receivable, reimbursements, notes, contract rights, lease rights, chattel paper, instruments, deposit accounts, general intangibles (including, without limitation, patents, trademarks, copyrights, trade secrets, computer hardware and software, and other intellectual property) and other obligations of any kind (including, without limitation, all intercompany debt owed to such Grantor that is not evidenced by a promissory note or similar instrument and all telephone accounts and accounts receivable arising from telecommunication services rendered to an end user prior to the sale, assignment, or transfer of such account (collectively, the "END USER ACCOUNTS") to a regional Bell operating company, a Bell operating company, local exchange company, credit card company or provider of local telephone services (each a "LEC") for billing and collection, and rights in and to any of the telephone receivables, debts, and other amounts payable to such Grantor by any LEC) and any and all other assets, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance (including, without limitation, the Corecomm Asset Purchase Agreement and any rights with respect to workers' compensation or other deposits made by such Grantor and any rights to receive tax refunds or other refunds, reimbursements and payments from any federal, state or local government or any political subdivision, agency or instrumentality thereof), and all rights now or hereafter existing in and to all security agreements, leases and other contracts (including without limitation, network contracts, customer contracts for the furnishing by such Grantor of telecommunication services and billing and collection contracts) securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles, obligations or other assets (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "RECEIVABLES", and any and all such leases, security agreements and other contracts being the "RELATED CONTRACTS");

          (d) all of the following (the "SECURITY COLLATERAL"):

              (i) the shares of stock set forth opposite in Schedule I hereto and issued by the corporations indicated therein (collectively referred to herein as the "INITIAL PLEDGED SHARES", and together with the shares referred to in clause (iii) below, the "PLEDGED SHARES"), together with the certificates representing such Initial Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Shares; and

              (ii) all additional shares of stock of any issuer of any Initial Pledged Shares or of any other Subsidiary of such Grantor or of any other Person from time to time acquired by such Grantor in any manner, and all additional shares of stock of each other Subsidiary of such Grantor to the extent required pursuant to
          Section 8.11 of the Note Purchase Agreement, together with the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (e) all of the following (collectively, the "ACCOUNT COLLATERAL"):

              (i) all deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

              (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Secured Party for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

              (iii) all interest, dividends, cash, drafts, rights to receive payment in money or kind, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

         (f) customer lists, all documents containing the names, addresses, telephone numbers, and other information regarding such Grantor's customers, subscribers, tapes, programs, printouts, disks, and other material and documents relating to the recording, billing or analyzing of any of the foregoing, and any other right to payment;

         (g) all of such Grantor's other property and rights of every kind and description and interests therein; and

         (h) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (g) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not a Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

         Notwithstanding the foregoing, Collateral shall not include a grant of any Related Contract or other contract or capital lease if such grant (i) is prohibited by such contract's terms, (ii) requires governmental approval, or (iii) would violate any applicable law.

         SECTION 2. Security for Obligations. This Agreement secures the payment of (a) all Obligations of each Grantor now or hereafter existing under the Note Documents, whether direct or indirect, absolute or contingent, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, premium, penalties, fees, the Facility Fee, indemnifications, costs, expenses or otherwise and (b) all amounts required to be paid by the Borrower to CoreComm Limited pursuant to Section 8.6 of the CoreComm Asset Purchase Agreement (all such Obligations being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Secured Party or a Purchaser under the Note Documents.

         SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) neither the Secured Party nor any Purchaser shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party or any Purchaser be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. Delivery of Security Collateral. Unless previously delivered, all certificates or instruments representing or evidencing Security Collateral or Account Collateral (and, to the extent requested by the Secured Party, any other Collateral) shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Subject to the Interim DIP Order, after the occurrence of an Event of Default and for so long as it is continuing, the Secured Party shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in Section 10(a). In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger authorized denominations.

         SECTION 5. Representations and Warranties. Each Grantor represents and warrants as follows:

                  (a) All of the Equipment and Inventory are located at the places specified in Schedule II hereto. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper that evidence Receivables, are located at the address below such Grantor's name on the signature pages hereto. No material amount of the Receivables is evidenced by a promissory note or other instrument.

                  (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, except for the security interest created by this Agreement and except as permitted under the Note Purchase Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement or as permitted by the Note Purchase Agreement. Such Grantor has the trade names listed on
         Schedule III.

                  (c) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (d) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I.

                  (e) This Agreement, the pledge of the Security Collateral pursuant hereto, the pledge and assignment of the Account Collateral pursuant hereto and the Interim DIP Order create a valid and, subject to the filing of all necessary financing statements and the delivery of the Security Collateral, perfected first priority security interest in the Collateral of the type subject to Articles 8 or 9 of the Uniform Commercial Code, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken except as permitted under the Note Purchase Agreement.

                  (f) Other than the Interim DIP Order, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by any Grantor of the assignment and security interest granted hereby, for the pledge by any Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by any Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest), except for the Interim DIP Order and the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been or will be duly filed or (iii) for the exercise by the Secured Party of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required by the Interim DIP Order or in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or as otherwise permitted under the Note Purchase Agreement.

         SECTION 6.    Further Assurances.

                  (a) Each Grantor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Secured Party may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its respective rights and remedies hereunder with respect to any Collateral. At the reasonable request of the Secured Party, without limiting the generality of the foregoing, each Grantor will: (i) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract and, at the request of the Secured Party, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Secured Party hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

                  (b) Each Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

                  (d) Each Grantor agrees to take any action which the Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Secured Party by this Agreement and each other agreement, instrument and document delivered to the Secured Party in connection herewith or in any document evidencing or securing the Collateral, including specifically, at such Grantor's sole cost and expense, the use of its best efforts to assist in obtaining approval of the FCC or any other agency or government for any action or transaction contemplated by this Agreement which is then required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC or any other agency or government the assignor's or transferor's portion of any application or applications for consent to the assignment of any license or franchise or transfer of control necessary or appropriate under the FCC's or any agency or government's rules and regulations for approval of (a) any sale or sales of property constituting the Collateral by the Secured Party on its behalf, or (b) any assumption by the Secured Party on its behalf of voting rights or management rights in property constituting the Collateral affected in accordance with the terms of this Agreement.

         SECTION 7. As to Equipment and Inventory. (a) Each Grantor shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 5(a) or, upon prior written notice to the Secured Party, at such other places in a jurisdiction where all action required by Section 6 shall have been taken with respect to the Equipment and Inventory.

         (b) To the extent required by the Note Purchase Agreement, each Grantor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Secured Party a statement respecting any material loss or damage to any of the Equipment.

         (c) To the extent required by the Note Purchase Agreement and the Bankruptcy Code, each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory. In producing the Inventory, each Grantor shall comply in all material respects with all requirements of the Fair Labor Standards Act.

         SECTION 8. Insurance. (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Secured Party from time to time and is customary in the industry. Each Grantor shall take all necessary action to ensure that each policy for liability insurance shall provide for all losses to be paid on behalf of the Secured Party and each Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Secured Party. Each Grantor shall take all necessary action to ensure that each such policy shall in addition (i) name each Grantor and the Secured Party as insured Party thereunder (without any representation or warranty by or obligation upon the Secured Party) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (iii) provide that there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Secured Party by the insurer. Each Grantor shall, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Secured Party, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6 and cause the insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by each Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this
Section 8 is not applicable, each Grantor may make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by each Grantor pursuant to this
Section 8 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements.

         (c) Upon the occurrence and during the continuance of any Default or the actual or constructive total loss (in excess of $100,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Secured Party as specified in Section 15(b).

         SECTION 9. Place of Perfection, Records, Collection of Receivables. (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral and all originals of all chattel paper that evidence Receivables, at the location therefor specified in Section 5(a) or, upon 30 days' prior written notice to the Secured Party, at such other locations in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

         (b) Except as otherwise provided in this subsection (b), each Grantor shall have the sole right to continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Receivables. In connection with such collections, each Grantor may take such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Secured Party shall have the right at any time following the occurrence and during the continuance of an Event of Default, to notify the obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and the Secured Party also agrees to provide prompt notice (in advance, if reasonably practicable) of same to such Grantor. After receipt by each Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence, and until an Event of Default no longer exists (i) subject to the Note Purchase Agreement and the Interim DIP Order, all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder and applied as provided by Section 15(b) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

         SECTION 10. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                    (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Note Documents; provided, however, that such Grantor shall not exercise or refrain from exercising any such right if, in the Secured Party's judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof; and provided further that such Grantor shall give the Secured Party at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right that could be reasonably expected to have a Material Adverse Effect.

                    (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral; provided, however, that any and all

                    (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                    (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                    (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Secured Party to hold as, Security Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Secured Party as Security Collateral in the same form as so received (with any necessary endorsement).

                    (iii) The Secured Party shall execute and deliver (or
               cause to be executed and delivered) to each Grantor all such proxies and other instruments as each Grantor may reasonably request for the purpose of enabling each Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default, subject to the Note Purchase Agreement and the Interim DIP Order:

                    (iv) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to such Grantor by the Secured Party, cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall, upon notice from the Secured Party, automatically cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

                    (v) All dividends and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Party as Security Collateral in the same form as so received (with any necessary endorsement).

         SECTION 11. Transfers and Other Liens; Additional Shares. (a) Each Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales of Inventory in the ordinary course of business, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement, except, in each case, as permitted under the Note Purchase Agreement.

         (b) Each Grantor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

         SECTION 12. The Secured Party Appointed Attorney-in-Fact. Subject to the Note Purchase Agreement and the Interim DIP Order, each Grantor hereby irrevocably appoints each of the Secured Party such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Secured Party's discretion, following an Event of Default and until such Event of Default no longer exists, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 8,

                  (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

                  (d) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Secured Party with respect to any of the Collateral.

         SECTION 13. The Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by such Grantor under Section 16(b).

         SECTION 14. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Party or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

         SECTION 15. Remedies. If any Event of Default shall have occurred and be continuing, subject to the Note Purchase Agreement and the Interim DIP Order:

                  (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "NEW YORK UNIFORM COMMERCIAL CODE") (whether or not the New York Uniform Commercial Code applies to the affected Collateral) and also may
         (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to all Party; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable; (iii) occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to each Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of each Grantor under or in connection the Receivables or otherwise in respect of the Collateral, including, without limitation, any and all rights of each Grantor to demand or otherwise require payments of any amount under the Receivables. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 16) in whole or in part by the Secured Party against, all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after the indefeasible payment in full in cash of all the Secured Obligations shall be paid over to the relevant Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) The Secured Party may exercise any and all rights and remedies of each Grantor otherwise in respect of the Collateral.

                  (d) Upon notice to the relevant Grantor by the Secured Party, all payments received by such Grantor in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement).

         SECTION 16. Indemnity and Expenses. (a) Each Grantor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party's bad faith, gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

         (b) Each Grantor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

         SECTION 17. Security Interest Absolute. All rights of the Secured Party and the pledge, assignment and security interest hereunder, and all obligations of any Grantor hereunder, shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of any Note Document or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Note Document;

                  (c) subject to the Note Purchase Agreement and the Interim DIP Order, any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of any Grantor or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries; or

                  (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third party grantor of a security interest.

         This Agreement shall continue to be effective or reinstated, as the case may be, if at any time any payment of any of the Secured
Obligations is rescinded or must otherwise be returned by the Secured Party or by any other Person, all as though such payment had not been made.

         SECTION 18. Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and, if required, approved by the Bankruptcy Court, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 19. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered if to any Grantor, addressed to it at the address of the Borrower set forth below on the signature pages hereof and as otherwise provided in the Interim DIP Order, and if to the Secured Party, addressed to it at its address set forth below on the signature pages herein, the CoreComm Asset Purchase Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective three Business Days after deposited in the mails, or when telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

         SECTION 20. Continuing Security Interest, Assignments under the Note Purchase Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the indefeasible payment in full in cash of the principal of the Notes, accrued interest thereon, and all other Secured Obligations and the Maturity Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party, the Purchasers and their successors, transferees and assigns.

         SECTION 21. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Note Documents the security interest in such collateral shall automatically be released. In addition, other than sales of Inventory in the ordinary course of business, the Secured Party will, at each Grantor's expense, execute and deliver to each Grantor such documents as each Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such release no Default shall have occurred and be continuing, (ii) each Grantor shall have delivered to the Secured Party, at least five Business Days prior to the date of the proposed written release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Secured Party and a certification by each relevant Grantor to the effect that the transaction is in compliance with the Note Documents and as to such other matters as the Secured Party may request, (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Sections 7.1 and 7.2 of the Note Purchase Agreement shall be paid to the Purchasers as therein provided and (iv) the Secured Party shall have approved such sale, lease, transfer or other disposition in writing or the same shall otherwise be permitted by the Note Purchase Agreement.

         (b) Upon the later of the indefeasible payment in full in cash of the principal of the Notes, accrued interest thereon, and all other Secured Obligations and the Maturity Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Secured Party will, at the Grantors' expense, execute and deliver to each Grantor such documents as each Grantor shall reasonably request to evidence such termination.

         SECTION 22. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 23. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York, Unless otherwise defined herein or in the Note Purchase Agreement, terms used in Article 9 of the New York Uniform Commercial Code are used herein as therein defined.

         SECTION 24. Subject to Collateral Agency Agreement. Any and all rights granted to the Collateral Agent under this Agreement are to be held and exercised by the Collateral Agent as collateral Agent solely for the benefit of the Purchasers pursuant to the terms of the Collateral Trust Agreement. Nothing in this Agreement or otherwise provided shall entitle any Person, other than the Collateral Agent and the Purchasers, to any right, title or interest in the Collateral or the benefits provided by this Agreement.


                                       USN COMMUNICATIONS, INC.

[FN]
                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN Communications, Inc.
                                       10 South Riverside Plaza - Suite 2000
                                       Chicago, Illinois 60606
                                       Phone: 312/906-3600
                                       Fax: 312/559-8388


                                       U.S. NETWORK CORPORATION

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       FONENET/OHIO, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS MIDWEST, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS NORTHEAST, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       QUEST UNITED, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS LONG DISTANCE, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN SOLUTIONS, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS ATLANTIC, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS VIRGINIA, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS SOUTHWEST, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS MAINE, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:


                                       USN COMMUNICATIONS WEST, INC.

                                       By: /s/ Ronald W. Gavillet
                                           ___________________________________
                                       Name:  Ronald W. Gavillet
                                       Title:




Accepted and Agreed:

PRICEWATERHOUSECOOPERS LLP

By: /s/ Martha E.M. Kopucz
   _________________________________
   Name:  Martha E.M. Kopucz
   Title: Principal

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts  02110
Attention: Martha E.M. Kopacz
Phone: 617-439-7363
Fax: 617-443-2849



                                 SCHEDULE I

                               PLEDGED SHARES

                                                                                                              PERCENTAGE
                                                                                                                  OF
                                                                             STOCK CERTIFICATE    NUMBER      OUTSTANDING
      OWNER               STOCK ISSUER     CLASS OF STOCK      PAR VALUE           NO(S).        OF SHARES      SHARES
      -----               ------------     --------------      ---------     -----------------   ---------    ------------

USN Communications, Inc.





                                SCHEDULE II

                    LOCATIONS OF EQUIPMENT AND INVENTORY


LOCATIONS OF EQUIPMENT:





LOCATIONS OF INVENTORY:




                                SCHEDULE III

                                TRADE NAMES